UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

VIATRIS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On December 5, 2025, Viatris Inc. (“Viatris” or the “Company”) held its 2025 annual meeting of shareholders (the “2025 Annual Meeting”) to (i) elect thirteen director nominees, each to hold office until the 2026 annual meeting of shareholders; (ii) approve, on a non-binding advisory basis, the 2024 compensation of the named executive officers of the Company; and (iii) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. With respect to each proposal below, any abstentions and broker non-votes were considered for purposes of establishing a quorum but were not considered to be votes cast and therefore had no effect on the vote on any such proposal.

(b) The certified results of the matters voted on at the 2025 Annual Meeting are set forth below.

Proposal No. 1 - Election of the following twelve director nominees, each to hold office until the 2026 annual meeting of shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
W. Don Cornwell	867,063,414	4,418,986	1,124,206	117,380,052
Frank D’Amelio	864,647,160	6,835,427	1,124,019	117,380,052
JoEllen Lyons Dillon	779,329,498	72,187,243	21,089,865	117,380,052
Elisha Finney	867,971,536	3,557,133	1,077,937	117,380,052
Leo Groothuis	847,420,558	23,944,741	1,241,307	117,380,052
Melina Higgins	867,056,809	4,504,005	1,045,792	117,380,052
James M. Kilts	853,730,285	17,793,190	1,083,131	117,380,052
Richard Mark	866,690,152	4,829,299	1,087,155	117,380,052
Mark Parrish	804,713,488	66,699,639	1,193,479	117,380,052
Michael Severino	867,709,179	3,796,803	1,100,624	117,380,052
David Simmons	867,735,601	3,764,186	1,106,819	117,380,052
Scott A. Smith	867,914,901	3,613,747	1,077,958	117,380,052
Rogério Vivaldi Coelho	867,960,073	3,504,374	1,142,159	117,380,052

Each director nominee was elected to hold office until the 2026 annual meeting of shareholders.

Proposal No. 2 – Approval, on a non-binding advisory basis, of the 2024 compensation of the named executive officers of the Company:

For	Against	Abstain	Broker Non-Votes
831,333,073	38,599,819	2,673,714	117,380,052

This proposal was approved.

Proposal No. 3 – Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
963,677,498	24,965,937	1,343,223	N/A

This proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

Date: December 5, 2025	By:	/s/ Theodora Mistras
Theodora Mistras
Chief Financial Officer